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                                                                    Exhibit 99.1


                                October 28, 2003



Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read NutraCea's statements included under Item 4 of its Form 8-K/A1 for October 24, 2003, and we agree with such statements concerning our Firm.



                                        SINGER LEWAK GREENBAUM & GOLDSTEIN LLP